UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2006

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California	93940
(Address of principal executive offices)	(Zip Code)

(831) 642-9300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment and Restatement of Implementation Guidelines

At a meeting held on June 8, 2006, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of  Century Aluminum Company (“Century”) amended and restated the Implementation Guidelines (the “Guidelines”) for Century’s Amended and Restated 1996 Stock Incentive Plan (the “Plan”). The Guidelines, which are discretionary, provide guidance for the Committee when making awards of performance shares under the Plan. The amendments to the Guidelines (i) effect ministerial changes, (ii) add senior vice presidents to the classes of employees eligible for awards, and (iii) change from one month to 60 trading days the period of time used for determining the average closing price for Century’s common stock for purposes of setting a participant’s performance share award levels.

The foregoing description is qualified by reference to the full text of the Amended and Restated 1996 Stock Incentive Plan Implementation Guidelines, which is attached hereto as Exhibit 10.1.

Amendment and Restatement of Incentive Compensation Plan

On June 9, 2006, the Board approved the amendment and restatement of Century’s Incentive Compensation Plan, as recommended by the Committee. Under the Incentive Compensation Plan, participants are eligible to receive each year as a discretionary bonus, a percentage of their base salary. The amendments approved by the Board will (i) expand the classes of employees eligible for awards to include senior vice presidents, and (ii) effect other ministerial and conforming changes.

The foregoing description is qualified by reference to the full text of the Amended and Restated Incentive Compensation Plan, which is attached hereto as Exhibit 10.2.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) On June 13, 2006, Century announced the appointment of Steven Schneider to the position of Senior Vice President, Corporate Controller and Chief Accounting Officer, effective June 9, 2006. Mr. Schneider, who joined Century as Corporate Controller in 2001, has served as Vice President and Corporate Controller since April 2002. A copy of the press release containing Century’s announcement is attached as Exhibit 99.1 and is incorporated herein by reference. In connection with his appointment, Mr. Schneider’s annual base salary was increased to $250,000. The Company is not aware of any relationship or transaction requiring disclosure herein pursuant to Item 401(d) or Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Amended and Restated 1996 Stock Incentive Plan Implementation Guidelines

10.2	Amended and Restated Incentive Compensation Plan

99.1	Press Release, dated June 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY

Date:	June 14, 2006	By:	/s/ Robert R. Nielsen
Name: Robert R. Nielsen
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated 1996 Stock Incentive Plan Implementation Guidelines

10.2	Amended and Restated Incentive Compensation Plan

99.1	Press Release, dated June 13, 2006